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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 12, 2007

                           Pomeroy IT Solutions, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                    000-20022                             31-1227808
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             (Commission File Number)          (IRS Employer Identification No.)

              1020 Petersburg Road
                Hebron, Kentucky                            41048
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (859) 586-0600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 12, 2007, the Company entered into a Settlement Agreement (the "Settlement Agreement") with Flagg Street Capital LLC, a Delaware limited liability company, Flagg Street Partners LP, a Delaware limited partnership, Flagg Street Partners Qualified LP, a Delaware limited partnership, Flagg Street Offshore, LP, a Cayman Islands limited partnership, Jonathan Starr (collectively, "Flagg Street"), Michael A. Ruffolo, and Richard S. Press. The Settlement Agreement settles the proxy contest between the Company and Flagg Street. Flagg Street had previously filed and distributed proxy materials in connection with the Company's 2007 Annual Meeting of Stockholders to elect Messrs. Starr, Ruffolo and Press to the Company's Board to replace three of the Company's nominees.

SUMMARY OF THE SETTLEMENT AGREEMENT

         Pursuant to the terms of the Settlement Agreement, Flagg Street agreed that it would withdraw its slate of nominees and terminate its proxy solicitation in connection with the Annual Meeting. In addition, Flagg Street agreed that it would cause all shares of the Company's Common Stock beneficially owned by it to be present, in person or by proxy, and voted in favor of the nominees recommended by the Board at the Annual Meeting. The Company has agreed to use its best efforts to cause each director and their respective affiliates and associates to do the same.

         The Settlement Agreement also provides that the Board will take action to expand the number of seats on the Board to twelve and appoint two of the Flagg Street Nominees to the Board immediately, which the Board has done, as described above. Pursuant to the terms of the Settlement Agreement, all three of the Flagg Street Nominees have been added to the Board's revised slate of nominees for election at the Annual Meeting, increasing the total number of Board nominees for election by our stockholders to eleven. The Board has agreed to recommend the election of all eleven nominees.

         The Settlement Agreement further requires that, following the Annual Meeting, James H. Smith will retire from the Board of Directors consistent with Mr. Smith's prior, publicly announced intentions, and, accordingly, resign as a director and the number of directors constituting the Board of Directors will be fixed at a maximum of eleven until the Company's 2008 annual meeting of stockholders (the "2008 Annual Meeting). Under the Settlement Agreement, Flagg Street has the right to have one of the Flagg Street Nominees serve on each committee of the Board, effective following the Annual Meeting. In particular, Jonathan Starr will be appointed to the Audit Committee, Richard S. Press will be appointed to the Nominating and Corporate Governance Committee, and Michael
A. Ruffolo will be appointed to the Compensation Committee and the Stock Option Committee. The Settlement Agreement also provides that the Board will form a special committee (the "Special Committee"), to include Mr. Ruffolo, to conduct a search for a President and Chief Executive Officer to replace Stephen E. Pomeroy, our former President and Chief Executive Officer. The President and Chief Executive Officer recommended by the Special Committee and hired by the Company will, promptly after commencement of his or her employment, be appointed to serve as a director of the Company in

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the place of Kevin G. Gregory, unless Mr. Gregory is appointed President and
Chief Executive Officer in connection with this process. The parties also agreed that at any time prior to but not later than the 2008 Annual Meeting, the number of directors constituting the Board of Directors will be fixed at a maximum of ten, which, if necessary, will be facilitated by the resignation of any of the New Nominees other than a Flagg Street Nominee.

         Flagg Street and the Flagg Street Nominees are prohibited by the Settlement Agreement from engaging in an election contest in connection with the 2008 Annual Meeting, if all the Flagg Street Nominees are re-nominated by the Company for election at the 2008 Annual Meeting and they all accept the nomination and agree to be named in the Company's proxy statement. However, if Flagg Street or any Flagg Street Nominee engages in an election contest in connection with the 2008 Annual Meeting, the Company shall have no obligation to include any Flagg Street Nominee on the Company's slate of nominees the Company recommends for election at the 2008 Annual Meeting. The Settlement Agreement contains certain other provisions, including restrictions on public announcements and certain other communications, mutual releases of claims in connection with the proxy contest and related covenants not to sue, certain representations and warranties of the parties, and the Company's agreement to reimburse Flagg Street's reasonable documented out-of-pocket costs and expenses not to exceed an aggregate of $350,000.

         The foregoing summary is qualified by reference to the complete text of the Settlement Agreement, which is filed as Exhibit 99.1 hereto and incorporated herein in its entirety by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On July 12, 2007, pursuant to the Settlement Agreement, the Board of Directors expanded the size of the Board by two and appointed Mr. Jonathan Starr and Mr. Michael A. Ruffolo to the vacancies created thereby. The information set forth in Item 1.01 above is incorporated herein in its entirety by reference.

ITEM 8.01.     OTHER EVENTS.

         PRESS RELEASE

         On July 12, 2007, the Company issued a press release relating to the Settlement Agreement. Such press release is included as Exhibit 99.2 hereto and is incorporated herein in its entirety by reference.

         CHANGE IN ANNUAL MEETING DATE

         The Company has changed the original July 12, 2007 date of its annual meeting of stockholders to July 31, 2007 in order to allow its stockholders additional time to receive and review supplemental proxy materials relating to the Settlement Agreement and revised slate of director nominees, and to cast their proxies with respect thereto. The June 6, 2007 record date for the annual meeting has not changed.

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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.   Description
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99.1          Settlement Agreement dated July 12, 2007.

99.2          Press Release of Pomeroy IT Solutions, Inc., dated July 12, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             POMEROY IT SOLUTIONS, INC.


Date:  July 13, 2007                         By:    /s/ Kevin Gregory
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                                             Name:  Kevin Gregory
                                             Title: President and
                                                    Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Settlement Agreement dated July 12, 2007.

99.2          Press Release of Pomeroy IT Solutions, Inc., dated July 12, 2007.